inVentiv Health, Inc. J.P. Morgan Healthcare Conference January 13, 2016 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks that may cause our performance to differ materially.   These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. Holders of our debt instruments are referred to our prospectus dated August 5, 2015 relating to our Registration Statement on Form S-4 File No. 333-197719, and our quarterly report for the period ended September 30, 2015 on file with the SEC for a discussion of these risks and other factors.   This presentation contains the non-GAAP financial measures “EBITDA” and “Adjusted EBITDA.” These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.   Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, are useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors’ overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management’s analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures. This presentation includes preliminary estimates of certain of our results for the fiscal year ended December 31, 2015 based on currently available information.  We have not yet finalized our financial results for this period and the preliminary estimated amounts included herein are subject to change. Disclaimer

CRO Introduction to inVentiv Health We accelerate the clinical and commercial success of biopharma companies worldwide CCO Shortening the distance from lab to life PHASE I PHASE II - III PHASE IV Sales Forces Advertising, Public Relations, Medical Communications Consulting, Strategy, Pricing and Market Access Patient Adherence Pricing and market access insights on clinical trial design Social media, digital, behavioral analysis for patient recruitment Deep therapeutic expertise Early access for pre-approval tactics Biopharma Product Lifecycle

Key Facts Strong Financial Profile 2013 – 2015E Revenue CAGR: 10% FX-neutral: 12% (1) 2015E Revenue: ~$2,000mm 2015E Adjusted EBITDA: ~$275mm Q3 2015 Book-to-Bill: 1.2x Adjusted EBITDA margins expanded by ~360bps since 2013 Global Reach and Expertise in all Major Therapeutic Categories ~14,000 employees across 70 countries Highly specialized and experienced workforce, including 500 MDs and PhDs Broad Experience with Leading Brands in Healthcare More than 550 clients across biopharma, biotech, medical diagnostics, health & wellness and life science sectors Working with all of the top 20 biopharma companies Revenue (3) Revenue by Geography (4) Revenue by Segment (4) FX-neutral excludes the impact of foreign currency fluctuations of an estimated $46mm. Refer to the Appendix for an Adjusted EBITDA reconciliation. 2015E financials reflect current estimates. LTM 9/30/15. Adjusted EBITDA (2)(3) ~ ~ (2) ($ in millions) ($ in millions) CAGR: 10% CAGR: 28%

Creation of a Leading Pharma Outsourcing Company $1bn revenue 6,400 employees 350 clients US-centric Scale Clinical Commercial Corporate Minimal presence US only Collection of dozens of independently operated businesses Limited coordination Sales force offering tactical Holding company model $2bn revenue 14,000+ employees 550+ clients Global footprint delivery in 70 countries Acquisition and integration of three mid-size CROs Therapeutic + geographic + IT investments Integration and rationalization of business and brands into services Create connectivity and integration of offerings Invested in compliance systems Investments in people and systems Professionalization of processes Top tier CRO Therapeutic breadth and global reach Partnerships with top 20 Biopharma Industry’s only CCO Integrated suite of complementary services Ability to strategically partner with clients on launch products Infrastructure, systems and processes capable to support significant new growth and enable continued margin expansion Significant runway remains to capitalize on the investments made to date Key Changes 2010 2015 10+ M&A transactions Organic Asia and Europe expansion

Company Highlights Leading Provider of Comprehensive Services in Growing Markets Broadest Set of Capabilities in the Industry with Differentiated Offerings Accelerated Growth and Strong Financial Performance Multi-Pronged Strategy to Drive Long-Term Growth Diversified Revenue Base Strong Macro Tailwinds Outstanding Management Team 1 2 3 4 5 6 7

Substantial Market Opportunity

- Outsourcing isn't new to biopharma and each transformation has improved industry performance
- The CCO defines a new way of thinking about commercialization where inVentiv Health is the only true provider
- Sales and marketing budgets are significant – 25% greater than R&D budgets
- The combination of our top tier CRO and innovative CCO provides differentiated expertise and execution to our clients



Penetration Rate (1)
70 – 85%
CMO
40 – 50%
CRO
15%
CCO
1985 - 2015
1995 - 2015
2014 - 2015

(1) Management estimates.

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inVentiv Health

Significant Biopharma Outsourcing Scale (1) Q3 2015 LTM Net Revenues ($ in Billions) Quintiles IMS Parexel inVentiv PPD Catalent Icon PRA UDG INC Employees 33,000+ 15,000 18,600 14,000 14,500 8,700 11,700 11,000+ ~7,000 5,600 Compared to selected public reporting peers. March 2015 LTM. June 30 LTM pro forma based on pending divestiture as disclosed by the company, EUR to USD converted at average rate over period of 1.20. Source: Public company filings $4.3 $2.8 $2.0 $1.9 $1.9 $1.8 $1.6 $1.3 $0.9 (2) $1.0 (3)

Broadest Set of Capabilities Phase I Phase II Phase III Phase IV Consulting/ Data PR Advertising Selling Adherence Contract Manufacturing CRO CCO Quintiles Parexel PPD ICON PRA INC UDG IMS Catalent

A Leader in Growth Reported Revenue Growth Adj. EBITDA Growth YTD 9/30/15. Reflects calendar year quarters. Source: Public company filings YTD 2015 (2) Q3 2015 (2) YTD 2015 (2) Q3 2015 (2) Growth has Accelerated (1) (1)

Clinical Overview Top-tier global CRO FX-Neutral(1) revenue growth of 12% YTD and 18% in Q3 Approximately 7,000 employees Ability to support clients in 70 countries Therapeutically-focused and aligned Innovative clinical trial recruitment offering leveraging inVentiv-wide capabilities/assets Significant partnerships with key clients Unique ability to leverage commercial experience and insights into clinical trial strategy and design Highlights Revenue Performance (2) Adjusted EBITDA Performance (2) (3) ($ in millions) ($ in millions) FX-Neutral excludes the impact of foreign currency fluctuations of approximately $9.5 million for the three months ended 9/30/2015 and approximately $26.9 million for the nine months ended 9/30/2015. YTD represents the 9 months ended September 30.. Refer to the Appendix for an Adjusted EBITDA reconciliation. 8% 13% 30% 54%

The CRO Market Has Strong Growth and Important New Trends Source: Management estimates based on Wall Street research High single-digit growth expected in the future… CRO Market ($mm) inVentiv is well positioned in this evolving market environment Trials are moving toward smaller, personalized medicine approaches with complex designs All clinical development stakeholders will demand faster, less expensive trials Biopharma is searching for the right outsourcing approach for their changing needs Increased investment in Asia-Pacific and use of low cost geographies There will be a confluence of R&D and healthcare There will be significant growth in the use of technology and complex data analytics The market is evolving…

How We Differentiate Ourselves Therapeutic Area Focus Organized along therapeutic areas Focused on four key therapeutic areas Developed in-depth understanding of molecules and issues associated with therapeutic area Dedicated teams steeped with strong knowledge in each indication Broad Array of Services Provide a portfolio of solutions on a global basis across delivery models Build custom solutions for our clients blending these services to best fit their needs Integration with Commercial Leverage commercial insights and experience in clinical trial design and execution Commercial capabilities critical in shift to patient-centric, outcomes/value-based healthcare Access to data of 90 million patients in the US One strategic partner able to support clients through every phase of the product life cycle Advanced Technology Utilizes latest generation solutions Uses best-of-breed commercial providers integrated within a proprietary environment

Commercial Overview Most comprehensive provider of commercialization services FX-Neutral(1) revenue growth of 14% YTD and 14% in Q3 Offering both bespoke services or complete commercialization solution Unique set of capabilities Patient adherence Behavioral analysis Proprietary data assets Access to deep clinical therapeutic expertise Approximately 7,000 employees Strong presence in US and Japan Expanding presence in Europe Highlights Revenue Performance (2) Adjusted EBITDA Performance (2) (3) ($ in millions) ($ in millions) FX-Neutral excludes the impact of foreign currency fluctuations of approximately $3.8 million for the three months ended 9/30/2015 and approximately $12.1 million for the nine months ended 9/30/2015. YTD represents the 9 months ended September 30. Refer to the Appendix for an Adjusted EBITDA reconciliation. 12% 12% 36% 35%

Commercial Market Environment (1) Significant outsourcing penetration opportunity – only 15% of sales services spending is currently outsourced Nature of relationships has transitioned to be strategic and longer duration Biopharma sales and marketing budgets are significant – 25% greater than R&D budgets at large biopharma Elevated new drug approvals by FDA: 45 in 2015, 41 in 2014 2000 – 2010 average of 23 Shift toward specialty and more complex therapies requires more complicated and integrated sales and marketing execution/experience Based on management estimates based on public company filings and market research.

Historical Commercialization Approach is Complex and Difficult to Coordinate

Biopharma companies typically engage dozens of internal and external vendors

Historical Biopharma Model



Biopharma Co
Brand Manager
Strategy
Pricing
Comms / Media
Sales Team
Adherence
Biopharma Procurement
Vendor
Vendor
V
V
Vendor
Vendor
V
V
Vendor

inVentiv CCO Model



Brand Manager
Biopharma Procurement
inVentiv CCO GM
Consulting
Comm.
Selling Solutions
Adherence
Information Sharing
inVentiv Health

inVentiv's CCO offering provides fewer layers, fewer touch points, quicker decision making / execution and better capacity management and flexibility for lower costs

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The inVentiv Health CCO Creates Unique Value

We leverage strong relationships and exceptional execution to expand our positions and create strategic partnerships

Top 20 Biopharma Company X

- Retained in 2014 to perform comprehensive market assessment, launch strategy and product forecasting for potential blockbuster therapy in a new therapeutic area
- inVentiv was the only partner able to execute on the strategy
  - Extensive knowledge of product and strategy enabled rapid execution
  - Launched specialty sales force
  - Launched primary care sales force
  - Delivered communications strategy as agency of record for the brands
- Continuing to upsize and expand the relationship with additional value enhancing services

Top 20 Biopharma Company Y

- Retained in 2014 to be first outsourced provider of sales team services
  - >10% cheaper
  - 15% more physician interactions annually
- Subsequently engaged for >40 commercial projects spanning all inVentiv services and multiple therapeutic areas and brands
- Partnered to launch new therapy into fiercely competitive market
- Executive-level steering committee

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inVentiv Health

Company Highlights Leading Provider of Comprehensive Services in Growing Markets Broadest Set of Capabilities in the Industry with Differentiated Offerings Accelerated Growth and Strong Financial Performance Multi-Pronged Strategy to Drive Long-Term Growth Diversified Revenue Base Strong Macro Tailwinds Outstanding Management Team 1 2 3 4 5 6 7

Appendix

For the Quarter and Last Nine Months Ended September 30, 2015 and 2014 and the Years Ended December 31, 2013 and 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 25 for footnotes

For the Quarter Ended September 30, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 25 for footnotes

For the Quarter Ended September 30, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 25 for footnotes

For the Nine Months Ended September 30, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 25 for footnotes

For the Nine Months Ended September 30, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 25 for footnotes

Adjusted EBITDA Footnotes Represents non-cash losses associated with the write-off of goodwill, intangible assets and other long-lived assets that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents non-cash compensation charges for which an adjustment is made consistent with the terms of our debt instruments. Represents non-cash adjustments resulting from the revaluation of certain items such as deferred revenue and deferred rent recognized in connection with our acquisitions that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents the annual sponsor monitoring fee and related expenses. These costs are excluded from the calculation of Adjusted EBITDA to make it easier to compare our results with companies with different capital structures. Represents the net gain or loss resulting from currency remeasurements that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents the financial results of our subsidiaries designated as unrestricted for purposes of our debt instruments. Represents third party costs for tax services, franchise taxes, interest income and certain non-cash items. Represents legal and advisory fees incurred in connection with our acquisitions that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents employee termination costs required to be paid in connection with actions taken that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents costs in connection with facilities, relocations, integrations and business optimization. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents costs from third party advisors regarding financial infrastructure for tax and financial planning and analysis and the gain/loss on the sale of a business. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents final purchase price adjustment recorded in the second quarter of FY 2013 related to acquisition of i3 Pharmaceutical Services.